UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 12, 2016 (May 10, 2016)

LAREDO PETROLEUM, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35380	45-3007926
(State or Other Jurisdiction of Incorporation or	(Commission File Number)	(I.R.S. Employer Identification No.)
Organization)

15 W. Sixth Street, Suite 900, Tulsa, Oklahoma	74119
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (918) 513-4570

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Underwriting Agreement

On May 10, 2016, Laredo Petroleum, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Credit Suisse Securities (USA) LLC, as representative of the several underwriters named in Schedule 1 thereto (together, the “Underwriters”), providing for the offer and sale by the Company (the “Offering”) of 9,500,000 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at a purchase price to the Underwriters of $10.9548750 per share. Pursuant to the Underwriting Agreement, the Company granted the Underwriters a 30-day option to purchase up to an additional 1,425,000 shares of Common Stock on the same terms.  The Underwriters intend to offer the shares of Common Stock from time to time for sale in one or more transactions on the New York Stock Exchange, in the over-the-counter market, through negotiated transactions or otherwise at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices.

The Offering is expected to close on May 16, 2016. The Company will receive net proceeds of approximately $103.7 million (after deducting estimated offering expenses) from the Offering. The Company intends to use the net proceeds from the Offering to repay borrowings under its senior secured credit facility.

The Underwriting Agreement contains customary representations, warranties and agreements of the Company and customary conditions to closing, obligations of the parties and termination provisions. The Company has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”), or to contribute to payments the Underwriters may be required to make because of any of those liabilities. The Offering is being made pursuant to a prospectus supplement dated May 10, 2016 and the base prospectus dated March 2, 2016, relating to the Company’s effective shelf registration statement on Form S-3 (File No. 333-209887).

The foregoing description of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated in this Item 1.01 by reference.

The Underwriters and their respective affiliates have from time to time performed, and may in the future perform, various financial advisory, commercial banking and investment banking services for the Company and for its affiliates in the ordinary course of business for which they have received and would receive customary compensation.  Affiliates of certain of the Underwriters are lenders under the Company’s senior secured credit facility and will receive a portion of the net proceeds from the Offering.

Item 7.01.  Regulation FD Disclosure.

On May 10, 2016, the Company announced that it had commenced the Offering described in Item 1.01 of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference.

On May 10, 2016, the Company announced that it had priced the Offering described in Item 1.01 of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference.

On May 10, 2016, the Company announced an updated capital budget and updated production guidance for 2016. A copy of the press release is furnished as Exhibit 99.3 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference.

All statements in the press releases, other than historical financial information, may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the

Securities Exchange Act of 1934, as amended (the “Exchange Act”). Although the Company believes the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements are not guarantees of future performance, and actual results or developments may differ materially from those in the forward-looking statements. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

In accordance with General Instruction B.2 of Form 8-K, the information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1, 99.2 and 99.3, is deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information and Exhibits be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act.

Item 8.01. Other Events.

As discussed under Item 7.01 of this Current Report on Form 8-K, the board of directors of the Company has approved an updated capital budget for 2016 of $420 million, excluding investments in the Medallion Gathering & Processing, LLC pipeline system. The budget includes approximately $345 million for drilling and completions, approximately $35 million for production facilities and approximately $40 million for land, seismic and other capitalized costs.

All statements in this Item 8.01, other than historical financial information, may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Although the Company believes the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements are not guarantees of future performance, and actual results or developments may differ materially from those in the forward-looking statements. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated May 10, 2016, by and between Laredo Petroleum, Inc. and Credit Suisse Securities (USA) LLC, as representative of the several underwriters named therein.
5.1	Opinion of Akin Gump Strauss Hauer & Feld LLP.
23.1	Consent of Akin Gump Strauss Hauer & Feld LLP (included in Exhibit 5.1).
99.1	Press release dated May 10, 2016.
99.2	Press release dated May 10, 2016.
99.3	Press release dated May 10, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAREDO PETROLEUM, INC.

Date: May 12, 2016	By:	/s/ Kenneth E. Dornblaser
Kenneth E. Dornblaser
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated May 10, 2016, by and between Laredo Petroleum, Inc. and Credit Suisse Securities (USA) LLC, as representative of the several underwriters named therein.
5.1	Opinion of Akin Gump Strauss Hauer & Feld LLP.
23.1	Consent of Akin Gump Strauss Hauer & Feld LLP (included in Exhibit 5.1).
99.1	Press release dated May 10, 2016.
99.2	Press release dated May 10, 2016.
99.3	Press release dated May 10, 2016.